UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2026

BRANCHOUT FOOD INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41723	87-3980472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

205 SE Davis Avenue, Bend Oregon	97702
(Address of principal executive offices)	(Zip Code)

(844) 263-6637

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BOF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 28, 2026, BranchOut Food Inc. (the “Company”), borrowed $1,500,000 from Kaufman Kapital LLC (“Kaufman”), pursuant to a Senior Secured Promissory Note in the principal amount of $1,500,000 (the “Note”), issued by the Company to Kaufman. The Note matures on January 28, 2027 and bears interest at a rate of 8% per annum. The Company’s obligations under the Note are secured by a lien granted to Kaufman on substantially all of the Company’s assets pursuant to a Security Agreement previously entered between the Company and Kaufman (the “Security Agreement”) in connection with the issuance of a 12% Senior Secured Convertible Promissory Note of the Company, dated July 23, 2024 (the “Convertible Note”). In addition, the Note includes affirmative and negative covenants, events of defaults and other terms and conditions, customary in transactions of this nature.

The information set forth above is qualified in its entirety by reference to the actual terms of the Note and Security Agreement, which have been filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and which are incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On January 28, 2026, the Company issued a press release that included selected financial results for its quarterly and year-end periods ended December 31, 2025. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished herewith as Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 8.01	Other Events.

On January 28, 2026, Kaufman converted $500,000 of principal outstanding under the Convertible Note into 659,457 shares of the Company’s common stock. The issuance of such shares have been registered under a Registration Statement on Form S-3 declared effective by the Securities and Exchange Commission on July 11, 2025.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Senior Secured Promissory Note of the Company in the principal amount of $1,500,000, dated January 28, 2026, issued to Kaufman Kapital LLC

Exhibit 10.1	Security Agreement between the Company and Kaufman Kapital LLC, dated July 23, 2024 (incorporated by reference to Exhibit 10.3 of the Form 8-K filed by the Company with Securities and Exchange Commission on July 29, 2024)

Exhibit 99.1	Press Release dated January 28, 2026

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BranchOut Food Inc.

Date: January 30, 2026	By:	/s/ Eric Healy
Eric Healy, Chief Executive Officer

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